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                         CONSENT OF HAROLD A. POLING

   I hereby consent to the reference in the Prospectus constituting part of the Registration Statement on Form S-4 of Thermadyne Holdings Corporation to my name as a person about to become a director of Thermadyne Holdings Corporation.

                                                     /s/ HAROLD A. POLING
                                                         ----------------
                                                         Harold A. Poling

February 20, 1998